UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):        December 6, 2021

RENOVARE ENVIRONMENTAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36843	46-2336496
(State of Organization)	(Commission File Number)	(I.R.S. Employer

80 Red Schoolhouse Road, Suite 101, Chestnut Ridge, NY 10977

(Address of principal executive offices)

BioHiTech Global, Inc.

(Former name or former address, if changed since last report.)

Registrant’s telephone number, including area code: 845-262-1081

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BHTG	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.           ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 6, 2021, BioHiTech Global, Inc., a Delaware corporation (the “Company”), changed its name to Renovare Environmental, Inc. (the “Name Change”) by filing a Certificate of Amendment (the “Certificate of Amendment”) to its Certificate of Incorporation (the “Original Certificate”) with the Secretary of State of the State of Delaware. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), the board of directors of the Company (the “Board”) approved the Name Change and the Certificate of Amendment. Pursuant to Section 242(b)(1) of the DGCL, stockholder approval was not required for the Name Change or the Certificate of Amendment.

The foregoing description is only a summary of the Certificate of Amendment, and is qualified in its entirety by reference to the full text of the Certificate of Amendment, copies of which is filed as Exhibit 3.1, to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01. Other Events.

In connection with the Name Change, the Company’s common stock, par value $0.0001 per share (the “Common Stock”), will begin trading on the Nasdaq Capital Market under the new ticker symbol “RENO,” effective as of the opening of trading hours on December 13, 2021 (the “Symbol Change”).

The Name Change and Symbol Change do not affect the rights of the Company’s security holders. The Common Stock will continue to be traded on the Nasdaq Capital Market. Following the Name Change, the stock certificates of the Common Stock, which reflect the former name of the Company, will continue to be valid. Certificates reflecting the Name Change will be issued in due course as old stock certificates are tendered for exchange or transfer to the Company’s transfer agent.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment to the Certificate of Incorporation
104	The cover page from this Current Report on Form 8K, formatted in Inline XBRL

SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

Date: December 10, 2021	BIOHITECH GLOBAL, INC.

	By:	/s/ Brian C. Essman
		Name:	Brian C. Essman
		Title:	Chief Financial Officer